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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENT, the undersigned director and/or officer of CIMA LABS INC., a Delaware corporation, does hereby make, constitute and appoint John M. Siebert and David A. Feste, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-3 or other applicable form, and any or all amendments, including post-effective amendments thereto, under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of equity securities sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the date set forth below.


                   Signature                                        Date
                   ---------                                        ----

/s/  John M. Siebert                                             March 31, 2000
-----------------------------------------------------
John M. Siebert
  President & Chief Executive Officer
  (Principal Executive Officer) and Director

/s/  Terrence W. Glarner                                         March 31, 2000
-----------------------------------------------------
Terrence W. Glarner
  Director

/s/  Steven B. Ratoff                                            March 31, 2000
-----------------------------------------------------
Steven B. Ratoff
  Director

/s/  Joseph R. Robinson                                          March 31, 2000
-----------------------------------------------------
Joseph R. Robinson
  Director